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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 21, 2002

                        Commission File Number: 333-82617

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
         Michigan          Venture Holdings Company LLC                38-3470015

         Michigan          Vemco, Inc.                                 38-2737797

         Michigan          Venture Industries Corporation              38-2034680

         Michigan          Venture Mold & Engineering Corporation      38-2556799

         Michigan          Venture Leasing Company                     38-2777356

         Michigan          Vemco Leasing, Inc.                         38-2777324

         Michigan          Venture Holdings Corporation                38-2793543

         Michigan          Venture Service Company                     38-3024165

         Michigan          Experience Management, LLC                  38-3382308

         Michigan          Venture Europe, Inc.                        38-3464213

         Michigan          Venture EU Corporation                      38-3470019

         (State or other   (Exact name of registrant as                (I.R.S. Employer
         jurisdiction of   specified in its charter)                   Identification
         incorporation or                                              Number)
         organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (810) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 9. Regulation FD Disclosure.

         We entered into an Eighth Amendment, dated as of October 21, 2002 (the "Eighth Amendment") to our Credit Agreement dated as of May 27, 1999, as amended (the "Credit Agreement"), with Bank One, NA, as administrative agent, and the lenders identified therein. Pursuant to the Eighth Amendment, our bank group has agreed, subject to certain conditions, to forbear from enforcing their rights and remedies under the Credit Agreement based upon existing defaults identified in the Eighth Amendment through April 15, 2003, while we implement our plan for improvement of our financial condition. In exchange for the forbearance, certain entities owned or controlled by Larry Winget, our sole equity holder, executed secured guaranties of our secured obligations under the Credit Agreement. Mr. Winget also pledged as security under the Credit Agreement 100% of his ownership interest in most of the entities providing guaranties and holding companies for any such entities. The actions taken by Mr. Winget do not constitute a contribution of these assets or entities to us, but rather represent additional secured guaranties of our obligations under the Credit Agreement. A copy of the Eighth Amendment is attached as an exhibit to this report and is incorporated herein by reference.

         This report includes a number of "forward looking" statements within the meaning of the Securities Exchange Act of 1934 and is subject to a number of risks and uncertainties. Such factors include, among others, the following: our ability to implement our plan for improvement of our financial condition; satisfaction of the conditions to forbearance set forth in the Eighth Amendment; uncertainty and risk related to our German subsidiaries' formal insolvency proceeding; international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of possible future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; our ability to sustain, manage or forecast our growth; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; the ability to protect technology; retention of earnings; control and the level of affiliated transactions.


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         Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE HOLDINGS COMPANY LLC
                                    VEMCO, INC.
                                    VENTURE INDUSTRIES CORPORATION
                                    VENTURE MOLD & ENGINEERING CORPORATION
                                    VENTURE LEASING COMPANY
                                    VEMCO LEASING, INC.
                                    VENTURE HOLDINGS CORPORATION
                                    VENTURE SERVICE COMPANY
                                    EXPERIENCE MANAGEMENT LLC
                                    VENTURE EUROPE, INC.
                                    VENTURE EU CORPORATION


Date: October 31, 2002              By:     /s/ James E. Butler
                                        ----------------------------------------
                                         James E. Butler
                                         Executive Vice President












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                                  Exhibit Index

Number            Description

10.1 Eighth Amendment, dated as of October 21, 2002, to the Credit Agreement dated as of May 27, 1999, as amended, among Venture Holdings Company LLC, the lenders identified therein and Bank One, NA, as administrative agent.






















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